Exhibit 10.51

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

LICENSE SCHEDULE

License Schedule #:	5
Effective Date:	Oct. 23, 2006

THIS LICENSE SCHEDULE is entered as of the Effective Date designated above, by and between Licensor and the Licensee designated below. The Parties hereto acknowledge that they are entering into this License Schedule pursuant to the provisions of the Master Software License and Support Agreement dated as of February 1, 2006, between Licensor and Citicorp Credit Services, Inc. (USA). The Parties further acknowledge and agree that the provisions of the Master Software License and Support Agreement (“Agreement”) shall apply to this License Schedule as though such provisions were set forth herein in their entirety.

	LICENSOR	LICENSEE
Name:	Chordiant Software, Inc.	Citicorp Credit Services, Inc. (USA)
Address:	20400 Stevens Creek Blvd. Suite 400 Cupertino, CA 95014	14000 Citi Cards Way Jacksonville, FL 32258
State of Incorporation:	Delaware	Delaware

Software (Itemize)	List Price	Discount %	License Fee
Perpetual License			$20,000,000
Chordiant Order Form #5 attached hereto and incorporated herein by reference
Source Code delivered pursuant to Order Form #5 does not include the third party source code listed on Appendix A hereto.

Third-Party Software (Itemize)	Owner
IBM Websphere	CCSI (USA)
Oracle	CCSI (USA)

Delivery Site:	Citicorp Credit Services, Inc. (USA)		Delivery Date:	NA
14000 Citi Cards Way Jacksonville, FL 32258
Billing Address	Citicorp Credit Services, Inc. (USA)
14000 Citi Cards Way Jacksonville, FL 32258
Installation Fees:	$	NA

Training Fees:	$	NA

Development Fees:	$	NA

Implementation Fees:	$	NA

Maintenance Fees:	$	See Order Schedule #5	Payment Cycle:	Annually

Maintenance Term:	See Order Schedule #5
CPU and/or number of MIPS and MIPS environment:			Sun Solaris

Acceptance Test Period:		NA

Warranty Period:		90 days from the date of delivery of the Software

Source Code Provided Directly to Licensee:	Yes X	No

Deposited with Escrow Agent:	Yes X	No

Name of Escrow Agent: Iron Mountain Intellectual Property Management, Inc.

Address of Escrow Agent:

Additional Terms and Conditions:
1.  In the case of any conflict between this License Schedule and Chordiant Order Form #5, the terms of Chordiant Order Form #5 shall prevail. (See additional terms and conditions in Chordiant Order Form #5.)
2.  Notwithstanding Section 7.1 of the Agreement, in addition to Delivering Licensee the Source Code of the Software, Licensor also shall escrow the Software as indicated above in accordance with Section 7.1 of the Agreement.

Term: Perpetual
Specifications: No Additional Specifications

Allowed Combinations: Not required

Acceptance Criteria: NA

Configuration: NA

Disaster Recovery Plan: NA

Escrow Agreement:

IN WITNESS WHEREOF, the Parties hereto, through their duly authorized officers, have executed this License Schedule to the Master Software License and Support Agreement as of the Effective Date designated above.

Chordiant Software, Inc.:		Citicorp Credit Services, Inc. (USA):

By:	/s/ Steven Springsteel	By:	/s/ Mark D. Torkos

Name:	Steven Springsteel	Name:	Mark Torkos

Title:	President & CEO	Title:	CIO
(type or print)
Date: __12/7/06____________________ Date: _____________12/8/06_______

Chordiant Software, Inc.:

By:	/s/ Peter Norman

Name:	Peter Norman

Title:	CFO
(type or print)

Date:	12/7/06

Appendix A - Undelivered Third Party Source Code

[*]

Order Form No. 5

Contract Information

Customer Name:   Citicorp Credit Services, Inc. (USA) (“CCSI (USA)”)

Purchase Order Number:

Customer Location:   [*]

Customer Telephone Number:  [*]

Designated Support Contact:  [*]

Contact’s E-Mail Address:  [*]

Agreement Name and Date: Master Software License and Support Agreement dated February 1, 2006 by and between Citicorp Credit Services, Inc. (USA) and Chordiant Software, Inc. (“Agreement”)

This Order Form (“Order Form”) is placed in accordance with and shall be governed by the terms of the Agreement specified above. Customer hereby orders the Software licenses for use as follows:

A: SOFTWARE LICENSE

Designated Center:

Hardware:   Sun Microsystems
Operating System:  Sun Solaris
Relationship Database:  Oracle
Customer Application:   Citicorp Credit Services, Inc. (USA) (“CCSI (USA)”)
Application Server:  IBM Websphere
Channel Usage:   North American Contact-Center, Internet, Portal, ATM, IVR
Branch.

1. Server Environment

Software Product(s)	Qty	License Type (i.e. Named User/Client, Server, Developer) URN’s (no. of)
• Chordiant 5 Foundation Server: Application Components Business Process Server Security Server Persistence Server Foundation Server JDBC Connector for Oracle CTI Server CAFÉ Server Connector to MQ	CCSI (USA) Enterprise Source Code*	CPU
• Chordiant 5 Development Tools: Tools Platform Process Developer CAFÉ Development Environment	CCSI (USA) Enterprise	Developers
Recommendation Advisor	CCSI(USA) Enterprise Source Code*	Concurrent Users
Chordiant 5 Lead Management module	CCSI(USA) Enterprise Source Code*	Module
Chordiant 5 Basel II	CCSI(USA) Enterprise Source Code*	Module
Fraud Recoveries	CCSI (USA) Enterprise Source Code*	Module
Chargeback & Disputes	CCSI (USA) Enterprise Source Code*	Module
License Fee		[*]

2. Decision/Marketing Environment

Software Product(s)	Quantity	License Type (i.e. User/Client, Server, Developer), URN’s (no. of)
Chordiant Marketing Director	CCSI (USA) Enterprise Source Code*	URN
On-line Marketing Director	CCSI (USA) Enterprise Source Code*	URN
Predictive Analytics Director	CCSI (USA) Enterprise Source Code*	Developers
Strategy Director	CCSI (USA) Enterprise Source Code*	Developers
Real-Time Decision Server	CCSI (USA) Enterprise Source Code*	URN
Database Decision Server	CCSI (USA) Enterprise Source Code*	URN
Decision Monitor	CCSI (USA) Enterprise Source Code*	Developers
Decision Monitor Universe	CCSI (USA) Enterprise Source Code*	URN
Data Preparation Director	CCSI (USA) Enterprise Source Code*	Developers
Interaction Services	CCSI (USA) Enterprise Source Code*	URN
Adaptive Decisioning Services	CCSI (USA) Enterprise Source Code*	URN
License Fee		[*]

3. Reporting Environment

Software Product(s)	Quantity	License Type URN’s (no. of)	License Fee
Chordiant OneReporting Report Library (assets only) ***	CCSI (USA) Enterprise	CPU	[*]

License Fee			[*]

4. Rules Environment

Software Product(s)	Quantity	License Type (i.e. User/Client, Server, Developer), URN’s (no. of)	License Fee
Rules Server	CCSI (USA) Enterprise	CPU	[*]
Rules Designer	[*]	Developers	[*]

License Fee			[*]

5. Desktop Environment

Software Product(s)	Quantity	License Type (i.e. User/Client, Server, Developer), URN’s (no. of)	License Fee
Chordiant 5 Call Center Advisor Browser Edition	1000 Source Code*	Concurrent Users	[*]
Chordiant 5 Teller	100 Source Code*	Concurrent Users	[*]
License Fee			[*]

6. Collections

Software Product(s)	Quantity	License Type (i.e. User/Client, Server, Developer), URN’s (no. of)	License Fee
Chordiant Collections v1.0**	CCSI (USA) Enterprise Source Code*	CPU	$1,200,000
License Fee			$1,200,000

7. Financial Environment (Retail Banking)

Software Product(s)	Quantity	License Type (i.e. User/Client, Server, Developer), URN’s (no. of)	License Fee
Chordiant 5 Lending (to include lending and mortgage assets/templates)***	CCSI(USA) Enterprise Source Code*	Module	[*]
Chordiant 5 Financial Services	CCSI(USA) Enterprise Source Code*	4 CPU	[*]
License Fee			[*]

* Excludes source code of Third Party Software itemized on the License Schedule No.5.
** Generally available (GA) delivery of the Chordiant Collections 1.0 software product with the product specifications described on Exhibit A hereto is anticipated to occur in the second calendar quarter of 2007.
*** This license is limited to the software product initially delivered and is not supported.

7. Total License Fees (subject to Section 9.5 of the Agreement, due and payable upon execution of the Order Form):      $20,000,000

8. Additional Licenses. CCSI (USA) may purchase additional licenses for the Software Products listed below at the respective quantities and license fee indicated.

CCSI (USA)’s Purchase table valid until September 2012

Software Product(s)	Quantity	License Type (i.e. User/Client, Server, Developer), URN’s (no. of)	License Fee
Chordiant 5 Call Center Advisor Browser Edition	500	Concurrent Users	$325,000
Chordiant 5 Teller	100	Concurrent User	$30,000

Subject to the note below, CCSI (USA) agrees that if it deploys any software which is a functional substitute for Chordiant 5 Call Center Advisor Browser Edition or Chordiant 5 Teller then CCSI (USA) will pay Chordiant the same license fees for such functional substitute as would have been applicable to a corresponding deployment of Chordiant 5 Call Center Advisor Browser Edition or Chordiant 5 Teller and the users of such functional substitute shall be considered Concurrent Users (as such term is defined below).

For purposes of this Order Form, the term “functional substitute” shall be defined as being an equivalent product with like functionality and technical maturity or, in the case of the Chordiant Call Center Advisor Browser Edition, a product which otherwise allows CCSI (USA)’s employees and contractors the ability to access the functionality of the Software Products licensed hereunder on an Enterprise basis. In the event that Chordiant 5 Call Center Advisor Browser Edition or Chordiant 5 Teller becomes functionally or technically obsolete, Chordiant will have 90 days to resolve the deficiency. If Chordiant is unable to do so, CCSI (USA) shall have the option of deploying a substitute without penalty, without payment to Chordiant and the users of such functional substitute shall not be considered concurrent users.

Note: If the total license fees paid by CCSI (USA) or its affiliates (under this Order Form #5 and any subsequent Order Form under the Agreement entered into after the date of execution of this Order Form #5) equal or exceed $50,000,000 at any time before the end of the year 2012, then the Chordiant 5 Call Center Advisor Browser Edition and Chordiant 5 Teller will be considered enterprise (unlimited Concurrent Users) for CCSI (USA). CCSI(USA)’s obligation set forth in the two paragraphs immediately above this Note to pay Chordiant license fees for CCSI(USA)’s deployment of functional substitutes shall cease to apply when the total license fees paid to Chordiant by CCSI(USA) reach $50,000,000.

B: ANNUAL SUPPORT FEE(S) ON SOFTWARE LICENSE

1. Annual Support Fees for the software license identified in Section A above are:
Premium Support
a. First 12 months of Premium Support services shall be provided at no cost.

b. During the second 12 month period, the Premium Support services shall be calculated at an annual rate equal to $ 240 x Number of Concurrent Users on the Counting Date (as defined below). Notwithstanding the foregoing, the fee for Premium Support services shall not exceed $20,000,000 per annum.

2. Definitions

The Number of Concurrent Users is defined as the maximum number of individuals using Chordiant 5 Call Center Advisor Browser Edition or Chordiant 5 Teller to access a Chordiant 5 server product at any one time.

3. Reporting

CCSI (USA) will inform Chordiant Software Inc. of the peak Number of the Concurrent Users on the second Monday in September of each year (the “Counting Date”) not more than thirty (30) days after the Counting Date. For each support period, Chordiant will invoice CCSI (USA) following receipt from CCSI (USA) of the report stating the Number of Concurrent Users on the Counting Date.

Not more frequently than annually, Chordiant may audit CCSI (USA)’s use of the Software. If an audit reveals, or CCSI (USA) reports to Chordiant, that the Number of Concurrent Users in production by CCSI (USA) on the Counting Date exceeds the Number of Concurrent Users licensed by CCSI (USA) on the Counting Date, then CCSI (USA) shall be invoiced directly for such unpaid licenses based on CCSI (USA)’s Purchase table listed above.

4. Renewal of Support: At CCSI (USA)’s option, on the second anniversary of the execution of this License Schedule, and on each subsequent anniversary date, CCSI (USA) may acquire an additional one year of Premium Support services for the Software licensed under this Order Form, for an annual support fee calculated as the higher of 4% of the License fees paid or $240 x Number of Concurrent Users on the Counting Date. The Concurrent User support fee (initially $240 per user) shall not increase from the previous year’s per user Support Fee by more than the lesser of 5% or the actual increase in the Consumer Price Index (CPI) for the previous twelve (12) month period as published by the Wall Street Journal. Notwithstanding the foregoing, the fee for Premium Support services shall not exceed $20,000,000 per annum.

C: MISCELLANEOUS
1.
As specified on this Order Form, Chordiant shall deliver to the CCSI (USA) Location, one copy of the Software media and Documentation (electronically, or CD-ROM or bound, whichever is generally available and at CCSI (USA) discretion) (“Master Copy”) for each Software license specified above for use at the Designated Center. CCSI (USA) shall have the right to make up to a reasonable number of copies of the Software, including Documentation, for each License Type of the Software, and CCSI (USA) shall be responsible for installation of the Software. All fees due under this Order Form shall be due and payable upon the dates set forth in this Order Form, and shall be non-cancelable and the sum paid non-refundable.

2.	No acceptance period shall apply to the Software. The Software is deemed accepted upon delivery.

Chordiant Software Inc.    Citicorp Credit Services, Inc. (USA)

Signature       Signature

Steven Springsteel
Print Name       Print Name

President & CEO
Print Title           Print Title

Date                    Date

Chordiant Software Inc.

Signature

Peter Norman
Print Name

CFO
Print Title

Date

Exhibit A

Chordiant Collections 1.0

Product Specifications

[*]